Note 14 - Net Loss Per Common Share	6 Months Ended
Jun. 30, 2017
Notes to Financial Statements
Earnings Per Share [Text Block]

Note
14.
Net Loss Per Common Share

Basic and diluted net loss per share has been calculated by dividing net loss by the weighted average number of common shares outstanding during the period.

The following common stock equivalents were excluded from the computation of diluted net loss per common share because they were anti-dilutive. The exercise or issuance of these common stock equivalents would dilute earnings per share if the Company becomes profitable in the future

	As of June 30,
	2017	2016
Stock options	77,608	3,932
Warrants	2,400	12,700
Series G preferred stock	98,400	-
Series H preferred stock	53,440	-
Total	178,408	16,632